 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (C) IF REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A BRIDGE SECURITIES PURCHASE AGREEMENT DATED AS OF JUNE 13, 1997, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH
(A) LIMIT THE CONVERSION RIGHTS OF THE HOLDER, (B) SPECIFY VOLUNTARY AND MANDATORY REPAYMENT, PREPAYMENT AND REDEMPTION RIGHTS AND OBLIGATIONS, (C) SPECIFY EVENTS OF DEFAULT FOLLOWING WHICH THE REMAINING BALANCE DUE AND OWING HEREWITH MAY BE ACCELERATED AND (D) SPECIFY CIRCUMSTANCES IN WHICH A PORTION OF THIS CONVERTIBLE NOTE MAY BE AUTOMATICALLY EXCHANGED FOR SHARES OF SERIES A PREFERRED STOCK OF THE COMPANY.


No. 1                                                              $4,500,000

                               VISUAL EDGE SYSTEMS INC.

                                   CONVERTIBLE NOTE


    VISUAL EDGE SYSTEMS INC., a Delaware corporation (together with its successors, the "Company"), for value received hereby promises to pay to

                              INFINITY INVESTORS LIMITED

(the "Holder") and registered assigns the principal sum of Four Million Five Hundred Thousand Dollars ($4,500,000) on the Maturity Date by wire transfer of immediately available funds to the Holder in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, quarterly in arrears, on (i) the last day of March, June, September and December of each year until the Maturity Date, commencing September 30, 1997 (unless such day is not a Business Day, in which event on the next succeeding Business Day) (each an "Interest Payment Date"), (ii) the Maturity Date, (iii) each Conversion Date, as hereafter defined, and (iv) the date the principal amount of the Convertible Notes shall be declared to be or shall automatically become due and payable, on the principal sum hereof outstanding in like coin or currency, at the rates per annum set forth below, from the most recent Interest Payment Date to which interest has been paid on


CONVERTIBLE NOTE NO. 1 - PAGE 1
(Visual Edge Systems Inc.)

this Convertible Note, or if no interest has been paid on this Convertible Note, from the date of this Convertible Note until payment in full of the principal sum hereof has been made.

    The interest rate shall be (i) 8.25 percent per annum until the occurrence of an Event of Default and (ii) 18 percent per annum after the occurrence of an Event of Default (the "Interest Rate") or, in any case, if less, the maximum rate permitted by applicable law. Past due amounts (including interest, to the extent permitted by law) will also accrue interest at the Interest Rate and will be payable on demand.

    Interest on this Convertible Note will be calculated on the basis of a 360-day year of twelve 30 day months. Interest on this Convertible Note will, at the option of the Company, be payable in cash or in shares of Common Stock. If the Company elects to pay interest in shares of Common Stock, the number of shares of Common Stock issued as interest shall be determined by dividing the dollar amount of interest owed on each applicable date interest is payable pursuant to the terms hereof by the (x) Market Price, if the relevant interest payment date occurs during the Bridge Period, or (y) the Conversion Price then in effect, if the relevant interest payment date occurs after the expiration of the Bridge Period. The Company shall notify the Holder of its election to pay interest in Common Stock or cash at least two (2) Business Days prior to the applicable date interest is payable pursuant to the terms hereof.

    All payments of principal and interest hereunder shall be made for the benefit of the Holder pursuant to the terms of the Transfer Agent Agreement.

    This Convertible Note is one of a duly authorized issuance of $7,500,000 aggregate principal amount of Convertible Notes of the Company (the "Convertible Note") referred to in the Bridge Securities Purchase Agreement dated as of June 13, 1997 between the Company, Infinity Investors Limited, Infinity Emerging Opportunities Limited, Sandera Partners, L.P. and Lion Capital Partners, L.P. (as the same may be amended from time to time in accordance with its terms, the "Agreement"). The Agreement contains certain additional agreements among the parties with respect to the terms of this Convertible Note, including, without limitation, provisions which (i) limit the conversion rights of the Holder, (ii) specify voluntary and mandatory repayment, prepayment and redemption rights and obligations, (iii) specify Events of Default following which the remaining balance due and owing hereunder may be accelerated and (iv) specify circumstances in which a portion of this Convertible Note shall be automatically exchanged for shares of Series A Preferred Stock of the Company. All such provisions are an integral part of this Convertible Note and are incorporated herein by reference. This Convertible Note is transferable and assignable to one or more purchasers (in minimum denominations of $1,000 or larger multiples of $1,000), in accordance with the limitations set forth in the Agreement.

    The Company shall keep through the Transfer Agent a register (the "Register") in which shall be entered the names and addresses of the registered holder of this Convertible Note and particulars of this Convertible Note held by such holder and of all transfers of this Convertible Note. References to the Holder or "Holders" shall mean the Person listed in the Register as the


CONVERTIBLE NOTE NO. 1 - PAGE 2
(Visual Edge Systems Inc.)

registered holder of such Convertible Notes. The ownership of this Convertible Note shall be proven by the Register.

    l. CERTAIN TERMS DEFINED. All terms defined in the Agreement and not otherwise defined herein shall have for purposes hereof the meanings provided for therein.

    2. COVENANTS. Unless the Majority Holders otherwise consent in writing, the Company covenants and agrees to observe and perform each of its obligations and undertakings contained in the Agreement, which obligations and undertakings are expressly assumed herein by the Company and made for the benefit of the Holders.

    3. PREPAYMENT OF CONVERTIBLE NOTE . The Company may, and shall be obligated to, prepay all or a portion of this Convertible Note on the terms and conditions specified in the Agreement.

    4.   CONVERSION OF CONVERTIBLE NOTE.

    Section 4.1 RIGHT TO CONVERT.

    (a) The Holder shall have the right, at its option, at any time after the Bridge Period to convert the principal amount of this Convertible Note, or any portion of such principal amount that is $1,000 or an integral multiple thereof, into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the aggregate principal amount of this Convertible Note or portion thereof subject to conversion by the applicable Conversion Price. The Holder is not entitled to any rights of a holder of Common Stock until such holder has converted its Convertible Note to Common Stock and only to the extent such Note is deemed to have been converted to Common Stock under this Article 4.

    (b) Notwithstanding the foregoing, the conversion rights of the Holder set forth above shall be limited to the extent set forth in Section 10.5 of the Agreement.

    Section 4.2 WHEN CONVERSION EFFECTIVE. The conversion of this Convertible Note shall be deemed to have been effected at 8:00 a.m. on the Business Day (the "Conversion Date") on which the Holder of this Convertible Note shall have delivered prior to 4:00 p.m., Dallas, Texas time, to the Transfer Agent, with a copy to the Company (including delivery via facsimile), of a written notice of conversion substantially in the form annexed to the Agreement (each a "Notice of Conversion"). At such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record thereof.

    Section 4.3 DELIVERY OF STOCK CERTIFICATES. ETC. As soon as practicable after conversion of this Convertible Note, in whole or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder


CONVERTIBLE NOTE NO. 1 - PAGE 3
(Visual Edge Systems Inc.)

hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such conversion plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Closing Bid Price per share on the Business Day next preceding the Conversion.

    5. MODIFICATION OF CONVERTIBLE NOTE. This Convertible Note may be modified without prior notice to any Holder but with the written consent of the Majority Holders and the Company. However, without the consent of each Holder affected, an amendment, supplement or waiver may not (1) reduce the principal amount of Convertible Notes whose Holders must consent to an amendment, supplement or waiver, (2) reduce the rate or extend the time for payment of interest on any Convertible Note, (3) reduce the principal amount of or extend the fixed maturity of any Convertible Note or alter the redemption or conversion provisions with respect thereto or (4) make any Convertible Note payable in money or property other than as stated in the Convertible Note.

    6. MISCELLANEOUS. This Convertible Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Convertible Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice. The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Convertible Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Company hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Convertible Note.

    The Holder of this Convertible Note by acceptance of this Convertible Note agrees to be bound by the provisions of this Convertible Note which are expressly binding on such Holder.





                               [SIGNATURE PAGE FOLLOWS]



CONVERTIBLE NOTE NO. 1 - PAGE 4
(Visual Edge Systems Inc.)

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


Dated:    June 13, 1997

                                  VISUAL EDGE SYSTEMS INC.


                                  By:
                                     ----------------------------------
                                  Name:
                                       --------------------------------
                                  Title:
                                        -------------------------------






CONVERTIBLE NOTE NO. 1 - PAGE 5
(Visual Edge Systems Inc.)